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                                 UNITED STATES
                       SECURITES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):    June 21, 2001

                         Commission File No. 000-24657


                            MANNATECH, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)


             Texas                                          75-2508900
(State or other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                          Identification No.)

                         600 S. Royal Lane, Suite 200
                                Coppell, Texas
                                     75019
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area Code:  (972) 471-7400
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Item 5.  Other Events

     On June 21, 2001, Mannatech, Incorporated ("the Company") accepted the resignation of Mr. Patrick D. Cobb as Executive Vice President of International Finance and entered into a Separation Agreement and General Release (the "Separation Agreement") with Mr. Cobb. The terms of the Separation Agreement are as follows:

        1.  Mr. Cobb's resignation will be effective as of June 30, 2001;

        2. Mr. Cobb will remain liable for the Renewal and Extension Promissory Note dated February 17, 1999 with the Company whereby Mr. Cobb is obligated to repay the note to the Company in annual installments due February 17th of each year through February 17, 2004;

        3. the Company will pay Mr. Cobb $900,000 payable in thirty-six monthly installments of $25,000, beginning on July 16, 2001 and payable thereafter on the 15th day of each month;

        4. the Company will pay off the lease and transfer the title of the automobile leased by Mr. Cobb;

        5. the Company will cancel Mr. Cobb's existing stock options as an employee, and grant Mr. Cobb a total of 60,000 non-qualified stock options, which are exercisable through June 30, 2011 at prices ranging from $2.25 per share to $4.00 per share.

     Forward-Looking Statements

     Some of our statements contained in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to certain events, risks and uncertainties that may be outside our control. These forward-looking statements include statements of future events and projections. In some cases, forward-looking statements may be identified by terminology such as "may," "could," "believes," "continue" or the negative of such terms and other comparable terminology. Although we believe that the expectations and beliefs reflected in the forward-looking statements are reasonable, we cannot guarantee future events or beliefs. Actual results, plans and developments could materially differ from those expressed in or implied by such statements due to a number of factors. Readers should be cautious when considering these forward-looking statements to keep in mind the various risk factors and any other cautionary statements made, as these forward-looking statements speak only as of the date they were made.
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Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             99.1 Separation Agreement and General Release dated June 21, 2001 by Mannatech, Incorporated and Mr. Patrick Cobb.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MANNATECH, INCORPORATED


                                             /s/ Robert M. Henry
                                            ------------------------------------
Date: June 26, 2001                             Name:  Robert M. Henry
                                             Title:  Chief Executive Officer
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                                 Exhibit Index
                                 -------------

99.1 Separation Agreement and General Release dated June 21, 2001 by Mannatech, Incorporated and Mr. Patrick Cobb.